UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2010

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02.  The financial information referred to therein is furnished as Exhibits 99.1, 99.2, and 99.3 to this report and incorporated by reference in this Item 2.02.

ITEM 7.01             REGULATION FD DISCLOSURE

Effective for the first quarter of fiscal 2011, Tyco Electronics Ltd. (the “Company”) reorganized its segments to further align the organization around the Company’s strategy. The businesses in the Specialty Products Group — Aerospace, Defense, and Marine; Medical Products; Circuit Protection; and Touch Systems — have been moved into other segments. Also, the Subsea Communications segment has been included within the Network Solutions segment. The following represents the new segment structure:

•     Transportation Connectivity.  This segment consists of the Company’s Automotive and Aerospace, Defense, and Marine businesses.

•     Communications and Industrial Solutions. This segment contains the Company’s DataComm, Industrial Products, Consumer Devices, Lighting, Alternative Energy, Medical Products, Circuit Protection, and Touch Systems businesses.

•     Network Solutions.  The Subsea Communications, Telecom Service Providers, Enterprise Networks, and Energy businesses are included in this segment.  Also, when the Company completes the anticipated acquisition of ADC Telecommunications, Inc., it expects to integrate this business into the Network Solutions segment.

The Company has reclassified prior period segment results to reflect this new segment reporting structure.

The unaudited financial information furnished with this report and incorporated by reference includes the consolidated segment results, consolidated net sales by industry end market, and consolidated adjusted operating income (loss) by segment of the Company for the fiscal quarters ended September 24, 2010, June 25, 2010, March 26, 2010, December 25, 2009, September 25, 2009, June 26, 2009, March 27, 2009, and December 26, 2008, and for the fiscal years ended September 24, 2010, September 25, 2009, and September 26, 2008, along with the reconciliation of non-GAAP financial measures to GAAP financial measures for adjusted operating income (loss) by segment.

Non-GAAP Measure

The Company has presented its operating income (loss) before special items including charges or income related to legal settlements and reserves, restructuring and other charges, impairment charges, acquisition and integration costs, and other income or charges (“Adjusted Operating Income”).  The Company utilizes Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions.  It is also a significant component in the Company’s incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it better reflects the Company’s underlying operating results, trends and the comparability of these results between periods.  The difference between Adjusted Operating Income and operating income (loss) (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, impairment charges, acquisition and integration costs, and other income or charges that may mask the underlying operating results and/or business trends.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported operating income (loss). This limitation is best addressed by using Adjusted Operating Income in combination with operating income (loss) (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

Forward-Looking Statement

This Current Report on Form 8-K includes a forward-looking statement relating to the Company’s anticipated acquisition of ADC Telecommunications, Inc. (“ADC”) that is based on management’s current beliefs, assumptions, and available information. Forward-looking statements involve risks, uncertainties, and assumptions. Actual results may differ materially from those expressed in forward-looking statements and the Company has no intention of updating such statements. The Company discloses risks involved with its proposed acquisition of ADC in the “Risk Factors” section of its Annual Report on Form 10-K for the fiscal year ended September 24, 2010 filed with the Securities and Exchange Commission, including the risks that the ADC transaction may not be consummated and that ADC may not be successfully integrated into the Company.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No	Description

99.1

Consolidated Segment Results of Tyco Electronics Ltd. for the fiscal quarters ended September 24, 2010, June 25, 2010, March 26, 2010, December 25, 2009, September 25, 2009, June 26, 2009, March 27, 2009, and December 26, 2008, and for the fiscal years ended September 24, 2010, September 25, 2009, and September 26, 2008 (Unaudited)

99.2

Consolidated Net Sales by Industry End Market of Tyco Electronics Ltd. for the fiscal quarters ended September 24, 2010, June 25, 2010, March 26, 2010, December 25, 2009, September 25, 2009, June 26, 2009, March 27, 2009, and December 26, 2008, and for the fiscal years ended September 24, 2010, September 25, 2009, and September 26, 2008 (Unaudited)

99.3

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for Consolidated Adjusted Operating Income by Segment of Tyco Electronics Ltd. for the fiscal quarters ended September 24, 2010, June 25, 2010, March 26, 2010, December 25, 2009, September 25, 2009, June 26, 2009, March 27, 2009, and December 26, 2008, and for the fiscal years ended September 24, 2010, September 25, 2009, and September 26, 2008 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD.
(Registrant)

	By:	/s/ Terrence R. Curtin
Terrence R. Curtin
Executive Vice President and Chief Financial Officer

Date: November 29, 2010